Exhibit 99.1

News Release

www.nortel.com

FOR IMMEDIATE RELEASE	June 21, 2006

For more information:

Media	Investors
Patricia Vernon	888-901-7286
905-863-1035	905-863-6049
patricve@nortel.com	investor@nortel.com
Nortel Provides Update on Global Settlement of Shareholder Class Action Litigation
Definitive Settlement Agreement Signed with Lead Plaintiffs
Agreement reached with Canadian Plaintiffs
TORONTO — Nortel* [NYSE/TSX: NT] today announced that, as a result of the continuing discussions in the mediation process with respect to the previously announced agreement in principle for a proposed settlement of certain shareholder class action lawsuits with the lead plaintiffs in two significant class action lawsuits pending in the Southern District of New York, the Company and the lead plaintiffs have entered into stipulations and agreements of settlement in the two actions.
As previously announced, the proposed settlement was conditioned, among other things, on the resolution of related Canadian shareholder class actions. Nortel has now also reached agreement with the plaintiffs in those Canadian actions with respect to the global settlement as set forth in the stipulations and agreements of settlement.
These various settlement agreements encompass most pending and proposed shareholder class actions commenced against the Company and certain other defendants following the Company’s announcement of revised financial guidance during 2001, and the Company’s revisions of its 2003 financial results and restatement of other prior periods effected during the first half of 2005.
As previously announced, under the terms of the global settlement, subject to certain approvals, the Company would make a payment of US$575 million in cash, issue 628,667,750 of its common shares (representing approximately 14.5% of its equity), and contribute one-half of any recovery in the existing litigation by Nortel against Messrs. Frank Dunn, Douglas Beatty and Michael Gollogly, the Company’s former senior officers who were terminated for cause in April 2004. The cash amount bears interest as of March 23, 2006 at a prescribed rate and was paid into escrow as of June 1, 2006 pending satisfactory completion of all conditions to the settlement. Further, previously announced settlement terms with respect to insurance and corporate governance related matters remain unchanged. The settlement contains no admission of wrongdoing by the Company or any of the other defendants.
The settlement remains conditioned, among other things, on receipt of all required court, securities regulatory and stock exchange approvals. Although settlement agreements have been entered into, at this time, there can be no assurance that all conditions to such agreements will be satisfied.
The Company will continue to cooperate fully with the U.S. and Canadian securities regulators and law enforcement authorities in their ongoing investigations relating to the Company’s accounting restatements, and the settlement does not relate to these ongoing investigations. The settlement also does not encompass the previously disclosed related ERISA action, the previously disclosed pending application in Canada for leave to commence a derivative action against certain current and former officers and directors of Nortel, and the previously reported proposed Ontario shareholder class action against Nortel and certain current and former directors and certain former officers in respect of the payment of cash bonuses to executives, officers and employees in 2003 and 2004 under the Nortel Networks Return to Profitability bonus program.
About Nortel
Nortel is a recognized leader in delivering communications capabilities that enhance the human experience, ignite and power global commerce, and secure and protect the world’s most critical information. Our next-generation technologies, for both service providers and enterprises, span access and core networks, support multimedia and business-critical applications, and help eliminate today’s barriers to efficiency, speed and performance by simplifying networks and connecting people with information. Nortel does business in more than 150 countries. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.
Certain statements in this press release may contain words such as “could”, “expects”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities legislation. These statements are based on Nortel’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Nortel operates. Further, actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following (i) risks and uncertainties relating to Nortel’s restatements and related matters including: Nortel’s most recent restatement and two previous restatements of its financial statements and related events; the negative impact on Nortel and NNL of their most recent restatement and delay in filing their financial statements and related periodic reports; legal judgments, fines, penalties or settlements, or any substantial regulatory fines or other penalties or sanctions, related to the ongoing regulatory and criminal investigations of Nortel in the U.S. and Canada; any significant pending civil litigation actions not encompassed by Nortel’s proposed class action settlement; any substantial cash payment and/or significant dilution of Nortel’s existing equity positions resulting from the finalization and approval of its proposed class action settlement, or if such proposed class action settlement is not finalized, any larger settlements or awards of damages in respect of such class actions; any unsuccessful remediation of Nortel’s material weaknesses in internal control over financial reporting resulting in an inability to report Nortel’s results of operations and financial condition accurately and in a timely manner; the time required to implement Nortel’s remedial measures; Nortel’s inability to access, in its current form, its shelf registration filed with the United States Securities and Exchange Commission (SEC), and Nortel’s below investment grade credit rating and any further adverse effect on its credit rating due to Nortel’s restatements of its financial statements; any adverse affect on Nortel’s business and market price of its publicly traded securities arising from continuing negative publicity related to Nortel’s restatements; Nortel’s potential inability to attract or retain the personnel necessary to achieve its business objectives; any breach by Nortel of the continued listing requirements of the NYSE or TSX causing the NYSE and/or the TSX to commence suspension or delisting procedures; (ii) risks and uncertainties relating to Nortel’s business including: yearly and quarterly fluctuations of Nortel’s operating results; reduced demand and pricing pressures for its products due to global economic conditions, significant competition, competitive pricing practice, cautious capital spending by customers, increased industry consolidation, rapidly changing technologies, evolving industry standards, frequent new product introductions and short product life cycles, and other trends and industry characteristics affecting the telecommunications industry; any material and adverse affects on Nortel’s performance if its expectations regarding market demand for particular products prove to be wrong or because of certain barriers in its efforts to expand internationally; any reduction in Nortel’s operating results and any related volatility in the market price of its publicly traded securities arising from any decline in its gross margin, or fluctuations in foreign currency exchange rates; any negative developments associated with Nortel’s supply contract and contract manufacturing agreements including as a result o f using a sole supplier for key optical networking solutions components, and any defects or errors in Nortel’s current or planned products; any negative impact to Nortel of its failure to achieve its business transformation objectives; additional valuation allowances for all or a portion of its deferred tax assets; Nortel’s failure to protect its intellectual property rights, or any adverse judgments or settlements arising out of disputes regarding intellectual property; changes in regulation of the Internet and/or other aspects of the industry; Nortel’s failure to successfully operate or integrate its strategic acquisitions, or failure to consummate or succeed with its strategic alliances; any negative effect of Nortel’s failure to evolve adequately its financial and managerial control and reporting systems and processes, manage and grow its business, or create an effective risk management strategy; and (iii) risks and uncertainties relating to Nortel’s liquidity, financing arrangements and capital including: the impact of Nortel’s most recent restatement and two previous restatements of its financial statements; any inability of Nortel to manage cash flow fluctuations to fund working capital requirements or achieve its business objectives in a timely manner or obtain additional sources of funding; high levels of debt, limitations on Nortel capitalizing on business opportunities because of credit facility covenants, or on obtaining additional secured debt pursuant to the provisions of indentures governing certain of Nortel’s public debt issues and the provisions of its credit facilities; any increase of restricted cash requirements for Nortel if it is unable to secure alternative support for obligations arising from certain normal course business activities, or any inability of Nortel’s subsidiaries to provide it with sufficient funding; any negative effect to Nortel of the need to make larger defined benefit plans contributions in the future or exposure to customer credit risks or inability of customers to fulfill payment obligations under customer financing arrangements; any negative impact on Nortel’s ability to make future acquisitions, raise capital, issue debt and retain employees arising from stock price volatility and further declines in the market price of Nortel’s publicly traded securities, or any future share consolidation resulting in a lower total market capitalization or adverse effect on the liquidity of Nortel’s common shares. For additional information with respect to certain of these and other factors, see Nortel’s Annual Report on Form 10-K/A, Quarterly Report on Form 10-Q and other securities filings with the SEC. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise .
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*Nortel, the Nortel logo and the Globemark are trademarks of Nortel Networks.